Exhibit (21)* to Report

on Form 10-K for

Fiscal Year Ended June 30, 2011

by Parker-Hannifin Corporation

Listed below, are the subsidiaries of the Company and their jurisdictions of organization. Except where otherwise noted, all of such subsidiaries are either directly or indirectly wholly-owned by the Company.

Name of Subsidiary	State/Country of Incorporation
UNITED STATES
Alkid Corp.	California
Winco Enterprises Inc.	California
Parker-Hannifin International Corp.	Delaware
Parker Hannifin Luxembourg Acquisitions LLC	Delaware
Parker Intangibles LLC	Delaware
Parker Italy (PH Espana Holding) LLC	Delaware
Parker Hannifin Holding EMEA LLC	Delaware
Parker Hannifin Outbound LLC	Delaware
Parker Hannifin Spain LLC	Delaware
Parker Italy Holding LLC	Delaware
PG Square LLC	Ohio
Parker Royalty Partnership	Ohio
Parker Hannifin Luxembourg Acquisitions Limited Co.	Texas
Parker-Hannifin Luxembourg Finance Limited Company	Texas
Parker Hannifin Luxembourg 1 Limited Company	Texas

INTERNATIONAL
Parker Hannifin Argentina S.A.I.C.	Argentina
Parker Hannifin Australia Holding, Pty Limited	Australia
Parker Hannifin Australia Assets Pty Limited	Australia
Parker Hannifin (Australia) Pty Limited	Australia
Parker Hannifin Ges.m.b.H.	Austria
Parker Hannifin Manufacturing Austria GmbH	Austria
Parker Hannifin Manufacturing Holding Austria GmbH	Austria
Parker Hannifin Manufacturing Belgium BVBA	Belgium
Parker Hannifin Manufacturing Holding Belgium BVBA	Belgium
Parker Hannifin BeLux SPRL	Belgium
Parker Hannifin (Bermuda) Ltd.	Bermuda
Legris do Brasil Ltda.	Brazil
Parker Adesivos e Selantes Quimicos Industria e Comericio Ltda	Brazil
Parker Hannifin Industria e Comercio Ltda	Brazil
Parker Canada Holding Co	Canada
Parker Canada Investment Co.	Canada
Parker Canada Limited Partner Co	Canada
Parker Canada Management Inc.	Canada

Name of Subsidiary	State/Country of Incorporation
Parker Hannifin Canada	Canada
Parker Ontario Limited Partnership	Canada
9183-7252 Quebec Inc.	Canada
Parker Ontario Holdings Inc.	Canada
BAMT Ltd.	Channel Islands Jersey
ONSGAR Ltd.	Channel Islands Jersey
Parker Hannifin Chile Limitada	Chile
Ingeniera y Servicios Metalcrom Limitada	Chile
Parker Hannifin Motion & Control (Shanghai) Co. Ltd.	China
Shanghai Denison Hydraulics Components Limited (1)	China
Parker Hannifin Fluid Connectors (Qingdao) Co., Ltd.	China
Parker Shenyang Rubber Products Co., Ltd. (2)	China
Parker Hannifin Hydraulics (Tianjin) Co., Ltd.	China
Parker Hannifin Fluid Power Systems & Components Co., Ltd.	China
Parker Hannifin Refrigeration and Air Conditioning (Wuxi) Co., Ltd.	China
Parker Hannifin Electronic Material (Shenzhen) Co., Ltd.	China
Parker Hannifin Management (Shanghai) Co., Ltd. (China RHQ)	China
Rayco (Wuxi) Technologies Co., Ltd.	China
Parker Hannifin Fluid Connectors Co., Ltd	China
Taiyo Parker Fluidpower (Shanghai) Co., Ltd.	China
Parker Hannifin Motion & Control (Wuxi) Company Ltd.	China
Parker Hannifin Manufacturing Holding Czech Republic Sro	Czech Republic
Parker Hannifin Czech Republic sro	Czech Republic
Parker Hannifin Manufacturing Czech Republic (Sadska) s.r.o.	Czech Republic
Parker Hannifin Manufacturing Czech Republic (Chomutov) s.r.o.	Czech Republic
Parker Hannifin Manufacturing Holding Denmark ApS	Denmark
Parker Hannifin Manufacturing Denmark ApS	Denmark
Parker Hannifin Danmark A/S	Denmark
Parker Hannifin Manufacturing Finland OY	Finland
Parker Hannifin OY	Finland
Parker Hannifin France Holding SAS	France
Parker Hannifin France Manufacturing Finance SAS	France
Parker Hannifin France SAS	France
Parker Hannifin Gebaeudeverwaltung eins GmbH & Co. KG	Germany
Parker Hannifin Real Estate Holding GmbH	Germany
Parker Hannifin Gebaeudeverwaltung zwei Gmbh & Co. KG	Germany
Parker Hannifin GmbH	Germany
Parker Hannifin Holding GmbH	Germany
Parker Hannifin Manufacturing Germany GmbH & Co. KG	Germany
Parker Hannifin Verw. GmbH	Germany
Parker Hannifin (Gibraltar) Holding Ltd. (Gib1)	Gibraltar
Parker Hannifin (Gibraltar) Properties Ltd. (Gib7)	Gibraltar
Parker Hannifin Hong Kong, Ltd.	Hong Kong
Parker International Capital Mng Hungary Ltd.	Hungary

Name of Subsidiary	State/Country of Incorporation
Legris Hungary Ltd.	Hungary
Parker Hannifin India Private Ltd.	India
Annapurna Kenmore Tube Products Pvt. Ltd. (2)	India
Legris India Holding Private Ltd.	India
Legris India Private Ltd. (3)	India
Parker Sales (Ireland) Limited	Ireland
Acadia International Insurance Ltd	Ireland
Parker Marine Hose Products Srl	Italy
Parker Italy Holding S.r.l.	Italy
Parker ITR SRL	Italy
Parker Hannifin Srl	Italy
Parker Hannifin Manufacturing Holding Italy Srl	Italy
Parker Hannifin Japan Ltd.	Japan
Taiyo System (Tianjin) Co., Ltd.	Japan
Taiyo Ltd. (4)	Japan
Kuroda Pneumatics Ltd.	Japan
Taiyo Tech	Japan
Taiyo Techno	Japan
Parker Korea Ltd.	Korea
Parker Hannifin Climate & Industrial Controls Ltd.	Korea
Parker Hannifin Connectors Ltd.	Korea
Parker Mobile Control Division Asia Co., Ltd.	Korea
Parker Hannifin Europe S.a r.l.	Luxembourg
Parker Hannifin (Luxembourg) Sarl	Luxembourg
Parker Hannifin Luxembourg Finance S.a r.l.	Luxembourg
Parker Hannifin Outbound S.a r.l.	Luxembourg
Parker Hannifin Holding EMEA S.à.r.l.	Luxembourg
Parker Hannifin S.a.r.l.	Luxembourg
Parker Hannifin Luxembourg Acquisitions S.a r.l.	Luxembourg
Parker Hannifin Lux Finco S.à.r.l.	Luxembourg
Parker Hannifin Partnership S.C.S	Luxembourg
Parker Hannifin Bermuda Luxembourg S.C.S.	Luxembourg
Parker Hannifin Global Capital Management S.a.r.l.	Luxembourg
PH Luxembourg Investments 1 S.a.r.l.	Luxembourg
Parker Hannifin Industrial (M) Sdn Bhd	Malaysia
Parker Hannifin Malaysia Sdn. Bhd	Malaysia
Parker Hannifin Singapore Private (Malaysia Branch)	Malaysia
EmiTherm Sdn. Bhd.	Malaysia
Parker-Origa Sdn. Bhd	Malaysia
Parker Baja Servicios	Mexico
Parker Brownsville Servicios	Mexico
Parker Hannifin de Mexico, S.A. de C.V.	Mexico
Parker Hannifin Hldg S. de R.L. de C.V.	Mexico
Parker Industrial S. de R.L. de C.V.	Mexico

Name of Subsidiary	State/Country of Incorporation
Parker Servicio’s de Mexico, S.A. de C.V.	Mexico
Parker Sistemas de Automatization S de R.L.	Mexico
Arosellos, S.A. de C.V.	Mexico
Parker Seal de Mexico S.A.	Mexico
Parker Hannifin Netherlands Holdings B.V.	Netherlands
Parker Hannifin VAS Netherlands B.V.	Netherlands
Parker Filtration B.V.	Netherlands
Parker Hannifin B.V.	Netherlands
Parker Hose BV	Netherlands
Parker Pneumatic BV	Netherlands
Parker Polyflex BV	Netherlands
Parker Hannifin Finance BV	Netherlands
Parker Filtration & Separation BV	Netherlands
Parker Hannifin Netherlands Holdings 2 B.V.	Netherlands
Parker Hannifin (N.Z.) Limited	New Zealand
Parker Hannifin A/S	Norway
Parker Hannifin VAS Norway AS	Norway
Parker Hannifin Holdings AS	Norway
Parker Maritime AS	Norway
Parker Scanrope AS	Norway
Scanrppe Eindom Nord AS	Norway
Parker Hannifin Manufacturing Holding Poland Sp. Z.o.o.	Poland
Parker Hannifin Sales Poland Sp. Z.o.o.	Poland
Parker Hannifin Sp. z.o.o.	Poland
Parker Hannifin Portugal LDA	Portugal
Parker Hannifin LLC	Russia
Legris Industries OOO	Russia
Parker Hannifin Singapore Pte. Ltd.	Singapore
Rayco Technologies Pte. Ltd.	Singapore
Rayco International Pte. Ltd.	Singapore
Parker Hannifin (Africa) Pty. Ltd.	South Africa
Tecknit Europe Espana, S.L.	Spain
Parker Hannifin Catera Industrial S.L.	Spain
Parker Hannifin (Espana) SL	Spain
Parker Hannifin Industries & Assets Holding SL	Spain
Parker Hannifin Manufacturing Holding Spain SL	Spain
Parker Hannifin Manufacturing Spain SL	Spain
Parker Hannifin AB	Sweden
Parker Hannifin Sweden Sales AB	Sweden
Tema Ingenjorsfirma AB	Sweden
Parker Hannifin Cartera Industrial, S.L. Torrejon de Ardoz (Espagne) succursale de Carouge	Switzerland
Parker Lucifer SA	Switzerland
Tema Marketing AG	Switzerland

Name of Subsidiary	State/Country of Incorporation
Parker Hannifin Europe Sarl, Luxembourg, Switzerland Branch, Etoy	Switzerland
Parker Hannifin Europe Sarl	Switzerland
Parker-Origa Holding Sarl	Switzerland
Parker Hannifin Taiwan Ltd.	Taiwan
Parker Hannifin (Thailand) Co. Ltd.	Thailand
KV Automation Thailand (5)	Thailand
Parker Hareket ve Kontrol Sistemeri Tic. Ltd Sirket	Turkey
Parker Lklim Kontrol Sistemleri Sanayi ve Tic AS	Turkey
Alenco (Holdings) Ltd.	UK
domnick hunter Group Ltd.	UK
domnick hunter Investments Limited	UK
Parker Hannifin UK Sales Limited	UK
Parker Hannifin GB Ltd.	UK
Parker Hannifin Ltd.	UK
Parker Hannifin (UK) Limited	UK
Parker Hannifin 2007 LLP	UK
ScanRope Ltd.	UK
Vansco Electronics (UK) Limited	UK
Parker-Origa Ltd.	UK
Legris Limited	UK
Parker Middle East FZE	United Arab Emirates
Parker Hannifin de Venezuela, S.A.	Venezuela
Parker Hannifin Vietnam Company Limited	Vietnam

(1)	The Company Owns 85% of such subsidiary’s equity capital.
(2)	The Company Owns 51% of such subsidiary’s equity capital.
(3)	The Company Owns 74% of such subsidiary’s equity capital.
(4)	The Company Owns 60% of such subsidiary’s equity capital.
(5)	The Company Owns 77% of such subsidiary’s equity capital.

All of the foregoing subsidiaries are included in the Company’s consolidated financial statements. In addition to the foregoing, the Company owns 47 inactive or name holding companies.